                                                           EXHIBIT 10.13




                                                                       Exhibit E

                                  SUPPLY AGREEMENT

                  THIS SUPPLY AGREEMENT ("Agreement") is dated and made
            effective this 20th day of January, 1996 (the "Effective Date") by and between National Semiconductor Corporation, a Delaware corporation, having its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 ("NSC") and Dynacraft Industries Sdn Bhd, a Malaysian corporation, having its principal place of business at Level 9, Wisma Hong Leong, 18 Jalan Perak, 50450 Kuala Lumpur, Malaysia ("DCI Sdn Bhd"). NSC and/or DCI Sdn Bhd may be referred to herein as a "party" or the "parties" as the case may require.

                                W I T N E S S E T H:

                  WHEREAS, Malaysian Pacific Industries Berhad ("MPI"), on the
            one hand, and Dyna-Craft, Inc., a California corporation, Dynacraft Sdn Bhd, a Malaysian corporation, and Dynacraft Asia Pacific Sdn Bhd, a Malaysian corporation (collectively "DCI"), on the other hand, and NSC have entered into that certain Purchase and Sale Agreement (the "Purchase and Sale Agreement") dated November 9, 1995, under which DCI is selling certain assets relating to its business of manufacturing and selling lead frames for integrated circuits and other semiconductor devices (the "Business") to MPI; and

                  WHEREAS, MPI has assigned its rights with respect to certain of the Purchased Assets to DCI Sdn Bhd, as provided in Section 3.4 of the Purchase and Sale Agreement; and

                  WHEREAS, DCI has heretofore been a major supplier of lead
            frames products and services to NSC; and

                  WHEREAS, NSC and DCI Sdn Bhd desire to enter into an agreement under which DCI Sdn will continue to sell lead frames to NSC following the closing of the transactions contemplated by the Purchase and Sale Agreement.

                  NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound hereby, do agree as follows:

      1.0   DEFINITIONS

      1.1 "Confidential Information" shall mean all proprietary information which is directly or indirectly disclosed by either party to the other hereunder, regardless of the form in which it is disclosed, which if furnished in written or other tangible form is clearly marked as being confidential, or if orally or visually furnished is identified as being confidential when disclosed and is later confirmed as such in a writing submitted to the receiving party within thirty (30) days after such oral or visual disclosure.

      1.2 "Lead frame" shall mean a thin piece of copper, or other form of metal, alloy used as the mounting pad and external leads for silicon chips in semiconductor devices.

      1.3 "Period" shall mean that accounting and planning interval based upon NSC's fiscal year which is divided into four (4) equal quarters, each of which consists of three (3) periods. The first two periods of each quarter are of four (4) weeks duration, while the third period is five (5) weeks in duration. Each of these periods, whether of four (4) or five (5) weeks duration, shall be referred to herein as a Period.

      1.4 All other terms that are utilized in this Agreement and are defined in the Purchase and Sale Agreement shall have the same meaning as provided in the Purchase and Sale Agreement.

      2.0   SCOPE

      2.1 Subject to the terms and conditions of this Agreement, during the initial one (1) year term of this Agreement NSC will purchase from DCI Sdn Bhd, and DCI Sdn Bhd shall sell to NSC, a total number of lead frames whose aggregate value shall not be less than eighty percent (80%) of the net dollar value of lead frames purchased by NSC from DCI during NSC's 1995 fiscal year.

            a. NSC, at its option, may identify on an attachment to this Agreement certain lead frame types (limited to those lead frames being produced by DCI for NSC as of May 31, 1995), in respect of which DCI Sdn Bhd shall supply NSC's requirements. These required supplies, if any, shall be included as part of the eighty percent (80%) dollar volume commitment set forth hereinabove in this Paragraph 2.1.

            b. During its first year of this Agreement, DCI Sdn Bhd shall, at a minimum, meet quality and delivery standards which were in effect at the time of the Closing. By the end of such one (1) year period, DCI Sdn Bhd shall be required to have met and continue to maintain throughout any remaining term of this Agreement, industry standard requirements for quality and delivery.

      2.2 Should NSC request, DCI Sdn Bhd shall cooperate and provide to NSC, at NSC's expense, a second set of designs and drawings for tooling for lead frame types supplied to NSC hereunder. Subject to the provisions of Paragraph 2.1 above, NSC shall be permitted to purchase lead frames from second source or alternate suppliers.

      2.3 DCI Sdn Bhd shall, during the term of this Agreement, maintain sufficient manufacturing capacity to produce and deliver to NSC its requirements referenced in Paragraph 2.1 above.

      2.4 Providing DCI Sdn Bhd can meet or exceed competitive criteria established in the marketplace, NSC shall offer DCI Sdn Bhd the opportunity to sell to NSC new and/or additional lead frame types not being supplied to NSC by DCI Sdn Bhd as of May 31, 1995.

      2.5 This Agreement shall consist of two parts. The first shall be that portion (the "Main Body") which governs the overall terms and conditions for the sale of lead frames from DCI Sdn Bhd to NSC. The Main Body consists of Sections 1 through 14. The second part of this Agreement shall consist of separate Schedules for each operating unit of NSC purchasing lead frames hereunder. Each Schedule shall set forth applicable prices, specifications, inspection and acceptance criteria and and other operational and technical issues particular to that operating unit. Unless specifically set forth otherwise in Schedule, in the event of any inconsistency between the Main Body and a Schedule hereto, the terms and conditions of the Main Body shall prevail, provided, however, that nothing in such Schedules shall be deemed to override the provisions of Section 6 hereof.

      3.0   PRODUCTION CONTROL AND PLANNING

      3.1   All planning herein will be done under NSC's accounting calendar.

      3.2 NSC shall provide DCI Sdn Bhd with a six Period rolling forecast (the "Forecast") for lead frames. The Forecast is due by the last workday of the second (2nd) week of each Period for the following six Periods and shall be a firm commitment by NSC according to the following schedule:

                  Period 1 - 100%
                  Period 2 - 100%
                  Period 3 - 75%
                  Period 4 - 50%
                  Period 5 - 0%
                  Period 6 - 0%

      3.3 DCI Sdn Bhd shall provide a commitment (the "Commitment") to each Forecast by the third (3rd) week of the Period immediately preceding the first (1st) Period of the Forecast. The Commitment shall be a firm commitment by DCI Sdn Bhd according to the following schedule:

                  Period 1 - 100%
                  Period 2 - 100%
                  Period 3 - 75%
                  Period 4 - 50%
                  Period 5 - 0%
                  Period 6 - 0%

      3.4 The Forecast does not constitute a purchase order and nothing contained therein shall authorize DCI Sdn Bhd to manufacture and ship lead frames to NSC before receiving a formal purchase order from NSC. Notwithstanding the foregoing, nothing shall prevent NSC from placing purchase orders in excess of the Forecast for lead frames, in which event DCI Sdn Bhd agrees to use its reasonable best efforts to supply NSC in accordance therewith.

      3.5 The parties agree to cooperate in implementing an electronic data interchange in order to facilitate production planning and ordering hereunder.

      4.0   CHANGES NOTIFICATION

      4.1 If DCI Sdn Bhd proposes to make any change in materials, manufacturing locations and/or processes used in the Business as of the Closing Date of the Purchase and Sale Agreement, it shall provide NSC written notice thereof, in which event NSC shall have the right conduct qualification as it deems necessary. In no event shall DCI Sdn Bhd provide lead frames to NSC hereunder other than in strict accordance with the specifications set forth in the Schedules or such amendments to said specifications as NSC shall have approved in writing.

      5.0   ACCEPTANCE/QUALIFICATION/RAMP UP

      5.1 DCI Sdn Bhd shall utilize its best efforts to complete qualification of new lead frame types requested by NSC as soon as possible.

      5.2 NSC shall be responsible for specifying and performing any qualification testing deemed necessary.

      5.3 DCI Sdn Bhd shall provide NSC with a preliminary ramp up schedule for new lead frame types, which may be subject to subsequent reduction in the event abnormal problems are encountered by DCI Sdn Bhd with yields, process, capacity support, quality/reliability or other product or process features.

      6.0   PRICING, DELIVERY AND PAYMENT TERMS

      6.1 The parties expressly agree that except as is set forth in Paragraph 6.2, below, with respect to the first six (6) months of this Agreement, throughout the term of this Agreement the prices to be charged for lead frames sold to NSC hereunder shall in no event be more than either: the lowest prices charged by DCI Sdn Bhd to other third party customers for similar quantities of such lead frames, or the prevailing competitive rate in the merchant marketplace for similar quantities of such lead frames, whichever is less. For purposes of this Paragraph 6.1, the "prevailing competitive rate" shall mean the average of the prices offered by the three (3) major suppliers capable of meeting corresponding customer demand who offer the lowest prices for such lead frames. To ensure that NSC receives such preferential pricing, the parties shall meet six (6) months after the Closing Date, and every six (6) months after the Closing Date, and every six (6) months thereafter, in order to review, and adjust as necessary, pricing hereunder.

            a. Once per year during DCI Sdn Bhd's annual audit, NSC shall have the right at its own expense, to audit DCI Sdn Bhd's records through a neutral, independent certified public accounting firm in order to verify that it is being offered "Most Favored Customer Pricing" by DCI Sdn Bhd as outlined above. Such audit shall consist of a review of the pricing of the top fifteen (15) lead frames (identified by part number), as measured by dollar sales to NSC by DCI Sdn Bhd during the preceding year.

      6.2 The initial prices for lead frames to be provided by DCI Sdn Bhd to NSC hereunder shall be those in effect between NSC and DCI as of the Closing Date; provided, however, that such prices shall not be lower than those in effect on May 28, 1995. These prices shall remain in effect for a period of six (6) months after the Closing Date, at which time they shall be reviewed and adjusted as necessary as set forth in Paragraph 6.1, above.

      6.3 The Prices are F.O.B., shipment point, but do not include freight forwarding fees, insurance or import duties. Contracting and invoicing arrangements between NSC and its chosen carrier(s) shall be the sole responsibility of NSC.

      6.4 Payment terms shall be Net thirty (30) days, from either the date of invoice or shipment, whichever is later. All payments made hereunder shall be in United States Dollars.

      7.0   EXPORT CONTROL

      7.1 Each party hereby represents and warrants to the other party that unless prior authorization is obtained from the United States Government, such party shall not knowingly:

            a. export or re-export, directly or indirectly, any technical data (as defined in part 779 of the Export Administration Regulations of the United States Department of Commerce) received from the other party; or

            b. disclose such technical data for use in, or export or re-export, directly or indirectly, any direct product of such technical data to any destination or country to which the export or re-export or release of technical data is prohibited or restricted by the laws or regulations of the United States.

            These assurances are furnished by each party in compliance with part 779 of the Export Administration Regulations of the United States Department of Commerce.

      7.2 Each party hereby further agrees to obtain any necessary export license or other documentation prior to exportation of any products or technical data acquired from the other party under this Agreement. Accordingly, such party shall not sell, export, re-export, transfer, divert or otherwise dispose of any such product directly or indirectly except as authorized under the United States export control laws and regulations.

      7.3 The terms of this Section 7, Export Control, shall survive any termination of this Agreement and shall continue indefinitely.

      8.0   TERM AND TERMINATION

      8.1 The term of this Agreement shall be for one (1) year from the Closing Date of the Purchase and Sale Agreement, unless earlier terminated in accordance with the provisions of this Agreement.

      8.2 NSC shall have the option to extend this Agreement for an additional period of one (1) year by providing DCI Sdn Bhd with written notice thereof at least ninety (90) days prior to the scheduled termination date. NSC shall have the right to exercise said option a total of two (2) times. The original one year term and any extension(s) thereto shall be referred to herein as the "term" of this Agreement.

      8.3 This Agreement may be terminated without liability in accordance with the following:

            a. either party may terminate this Agreement by giving notice in writing to the other party, which notice shall be effective upon dispatch, should the other party file, or have filed against it, a petition of any type as to its bankruptcy; be declared bankrupt; become insolvent; make an assignment for the benefit of creditors; go into liquidation or receivership; or

            b. either party may terminate this Agreement by giving notice in writing to the other party in the event the other party is in material breach of this Agreement and shall have failed to cure such breach within sixty (60) days of receipt of write notice thereof from the first party.

      8.4 In the event of termination of this Agreement for any reason, the parties shall have the following rights and obligations:

            a. termination of this Agreement shall not release either party from the obligation to make payment of all amounts then due and payable;

            b. DCI Sdn Bhd shall be required to fill all purchase orders submitted by NSC prior to the effective date of termination in accordance with the terms and conditions of such purchase orders; and

            c. Each party's obligations pursuant to Sections 7, 9, 10, 11 and 13 hereof shall survive termination of this Agreement.

      9.0   CONFIDENTIALITY

      9.1 Each party agrees that it will not use in any way for its own account, or for the account of any third party, nor disclose to any third party except pursuant to this Agreement, any Confidential Information revealed to it by the other party. Each party shall take every reasonable precaution to protect the confidentiality of said information. Each party shall use the same standard of care in protecting the Confidential Information of the other party as it normally uses in protecting its own trade secrets and proprietary information.

      9.2 Notwithstanding any other provision of this Agreement, no information received by a party hereunder shall be Confidential Information if said information is or becomes:

            a. published or otherwise made available to the public other than by a breach of this Agreement;

            b. furnished to a party by a third party without restriction on its dissemination;

      c. approved for release in writing by the party designating said information as Confidential Information;

      d. learned or developed, subsequent to the date of this Agreement, by the party receiving Confidential Information hereunder, without reference to, or use of, such Confidential Information; or

      e. disclosed to a third party by the party transferring said information hereunder without restricting its subsequent disclosure and use by said third party.

      9.3 Disclosure of any Confidential Information by a party hereto shall not be precluded if such disclosure is in response to a valid order of a court or other governmental body, provided that the receiving party promptly notifies the other party of such order and makes a good faith effort, at the expense of the other party, to obtain a protective order requiring the Confidential Information so disclosed be kept in confidence and used only for the purpose for which such order was issued.

      10.0  WARRANTY

      10.1 DCI Sdn Bhd warrants that the lead frames provided to NSC hereunder shall conform to all applicable specifications and shall be free from defects in material and workmanship for a period of one (1) year from the date of acceptance at NSC. The foregoing warranty does not apply to any lead frames w which have been subject to misuse, neglect, accident, or modification by NSC or any customer of NSC. DCI Sdn Bhd's sole obligation to NSC hereunder for product failing to meet the aforesaid warranty shall be, at NSC's discretion, to replace the nonconforming product or issue NSC a credit for the purchase price of the nonconforming product.

      11.0  INDEMNIFICATION

      11.1 DCI Sdn Bhd shall indemnify, defend, save and hold harmless NSC from and against any Damages arising from any Claims that lead frames supplied to NSC hereunder infringe any Intellectual Property Rights of any third party in accordance with Section 10.3(b)(ii) of the Purchase and Sale Agreement.

      12.0  OZONE DEPLETING CHEMICALS

      12.1 DCI Sdn Bhd certifies that all products supplied to NSC hereunder, including packing and packaging material, will not contain any of the ozone depleting materials identified in the Montreal Protocol on Substances that Deplete the Ozone Layer.

      12.2 NSC hereby certifies that DCI's operation of the Business as of the Closing Date was conducted in such a manner so that all products manufactured and supplied by DCI, including packing and packaging material, did not contain any of the ozone depleting materials identified in the Montreal Protocol on Substances that Deplete the Ozone Layer.

      13.0  REPORTS AND COMMUNICATIONS

      13.1 Each party hereby appoints a Program Manager whose primary responsibility shall be to act as a focal point for discussions between the parties. Such discussions will include, but not be limited to, pricing and delivery reviews, the volume requirements of NSC and an analyses of orders made against those needs, and such other technical and commercial issues as are related to the subject matter of this Agreement. The Program Managers shall also be responsible for maintaining pertinent records as are necessary to fulfill the terms and conditions of this Agreement. Unless otherwise agreed by the parties, the Program Managers will meet no less frequently than every six (6) months. The names, addresses and telephone numbers of the Program Managers of the parties are as follows:

      NSC:

      DCI Sdn Bhd:

      14.0  GENERAL

      14.1 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representative of the parties.

      14.2 FORCE MAJEURE: A party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of fire, flood, or other natural disaster, Act of God, war, embargo, riot, labor dispute, or the intervention of any government authority, providing that the party failing in or delaying its performance immediately notifies the other party of its inability to perform and states the reason for such inability.

      14.3 ASSIGNMENT: DCI Sdn Bhd shall not have the right or the power to assign, transfer or sublicense any of its rights, or delegate or subcontract the performance of any of its obligations, under this Agreement without the prior written authorization of NSC, except that DCI Sdn Bhd shall have the right to assign this Agreement or any of the rights or obligations hereunder to any of its Affiliates without the prior written consent of NSC; provided, however, that
            (a) DCI Sdn Bhd shall remain subject to all obligations under this Agreement; and (b) any such assignment shall not result in any violation of any applicable Legal Requirements.

      14.4 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      14.5 GOVERNING LAW AND DISPUTE RESOLUTION: This Agreement, shall be governed by, and interpreted in accordance with, the laws of the State of California, excluding conflicts of laws principles and any application of the U.N. Convention on Contracts for the International Sale of Goods. Any dispute between parties relating to the validity, performance, interpretation or construction of this Agreement shall be resolved in accordance with the dispute resolution provisions of Section 11.4 of the Purchase and Sale Agreement.

      14.6 WAIVER: Should either of the parties fail to exercise or enforce any provision of this Agreement, or waive any right in respect thereto, such failure or waiver shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such other provision or right or any other provision or right.

      14.7 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

      14.8 LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE.

      14.9 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

      14.10 INTEGRATION: This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

      14.11 PUBLICITY: Neither party shall publicize or otherwise disclose the terms of this Agreement without the prior written approval of the other party.

      14.12 NO PARTNERSHIP OR AGENCY CREATED: The relationship of NSC and DCI Sdn Bhd shall be that of independent contractors only. Nothing is this Agreement shall be construed as making DCI Sdn Bhd an agent or legal representative of NSC or otherwise as having the power or authority to bind NSC in any manner.

      14.13 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

     14.14. NOTICES: Any notice to be made in connection with any right or obligation arising under this Agreement, shall be provided by registered mail, telegram, facsimile or telex by one party to the other at the following addresses. Said notices shall be deemed to be effective upon receipt by the receiving party thereof.

      NSC:         National Semiconductor Corporation
                        1090 Kifer Road
                        M/S 16-135
                        Sunnyvale, CA 94086-3737
                        FAX:  (408) 733-0293
                        Attn:  General Counsel

      DCI Sdn Bhd: Dynacraft Industries Sdn Bhd
                   Level 9, Wisma Hong Leong
                   18 Jalan Perak
                   50450 Kuala Lumpur
                   Malaysia
                   Attn:
                   Fax:

            IN WITNESS WHEREOF, the parties have had this Agreement executed by their respective duly authorized officers on the day and date first written above.

                              NATIONAL SEMICONDUCTOR CORPORATION



                              By: /s/
                                     ------------------------------------

                              Title: Sr. Vice President


                              DYNACRAFT INDUSTRIES Sdn Bhd


                              By: /s/
                                     ------------------------------------

                              Title: Group Managing Director

The Schedule for each Operating Unit shall, at a minimum, contain provisions regarding the following:

      A     LEAD FRAME TYPES/SPECIFICATIONS
      -----
      B     PRICING
      -----
            INSPECTION PROCEDURES
      -----
            ACCEPTANCE CRITERIA
      -----
                                        TOOLING
                                    ----

                          Supply Agreement: Schedule A
                    Identified Leadframe Types for Support

            Types                               Stamped/Etched
            -----                               --------------

TO92 (Farady & LIC)                                   S
TO226/237                                             S
TO220/5L                                              S
TO220/3L (Auto-050817)                                S
PLCC                                                  S
CDIP/CPAK                                             S
PPF (SO/MDIP)                                   `     S
TSSOP/SSOP        `                                   E

* Continuous improvements for PSFP Types is required to meet National's Requirements.

                          Supply Agreement: Schedule B

Part        Productline       Leads       Customer                 Price
----        -----------       -----       --------                 -----

000475      STANDARD          17          NATIONAL EP              13.35
000475      STANDARD          17          NATIONAL EM              13.35
000624      STANDARD          8           NATIONAL EM               7.03
000626      STANDARD          8           NATIONAL EP               7.03
000626      STANDARD          8           NATIONAL EM               7.03
001023      STANDARD          14          NATIONAL EP              12.90
001023      STANDARD          14          NATIONAL EM              12.90
001195      STANDARD          24          NATIONAL SG              43.45
001202      STANDARD          24          NATIONAL SG              43.45
001207      STANDARD          24          NATIONAL SG              43.45
003198      STANDARD          14          NATIONAL EM              12.90
003276      STANDARD          22          NATIONAL EM              31.00
005214      STANDARD          10          NATIONAL EM              20.29
006231      STANDARD          0           NATIONAL EM               8.00
006265      STANDARD          0           NATIONAL CB               7.16
006269      STANDARD          0           NATIONAL CB               7.16
007667      CERDIP            8           NATIONAL SG              22.75
007670      CERDIP            8           NATIONAL SG              22.75
007670      CERDIP            8           NS-BKK                   28.00
007768      STANDARD          17          NATIONAL EP              13.35
007768      STANDARD          17          NATIONAL EM              13.35
007770      STANDARD          17          NATIONAL EP              13.35
007964      CERDIP            163         NATIONAL SG              23.29
007978      CERDIP            20          NATIONAL SG              33.26
007978      CERDIP            20          NS-BKK                   37.00
007979      CERDIP            20          NATIONAL SG              33.26
008767      STANDARD          84          NATIONAL SG             142.90
009396      STANDARD          17          NATIONAL EM              13.35
009396      STANDARD          17          NATIONAL EP              13.35
009407      STANDARD          20          NATIONAL EP              14.50
010737      STANDARD          14          NATIONAL EP              11.50
010737      STANDARD          14          NATIONAL EM              11.50
011896      STANDARD          0           NATIONAL CB               5.40
011897      STANDARD          0           NATIONAL CB               5.41
013638      STANDARD          28          NATIONAL SG              51.60
013638      STANDARD          28          NATIONAL EM              51.60
013641      STANDARD          14          NATIONAL EM             636.20
013663      CERDIP            40          NS-BKK                  158.00

014406      STANDARD          24          NATIONAL EP              40.00
014591      STANDARD          20          NATIONAL EM              14.43
014591      STANDARD          20          NATIONAL EP              14.43
018516      STANDARD          52          NATIONAL SG              60.55
019291      STANDARD          14          NATIONAL EM              11.50
019291      STANDARD          14          NATIONAL EP              11.50
019361      STANDARD          14          NATIONAL EP              13.00
019364      STANDARD          20          NATIONAL EP              17.90
021708      STANDARD          14          NATIONAL EP              11.50
021708      STANDARD          14          NATIONAL EM              11.50
021948      CERDIP            24          NATIONAL SG              64.20
022655      STANDARD          44          NATIONAL SG              51.95
022765      STANDARD          20          NATIONAL EP              19.17
023077      STANDARD          8           NATIONAL EM               5.90
023078      STANDARD          16          NATIONAL EP               5.92
023079      STANDARD          14          NATIONAL EM               6.49
023079      STANDARD          14          NATIONAL EP               6.49
023080      STANDARD          16          NATIONAL EP              14.00
023082      STANDARD          16          NATIONAL EP              14.00
023099      STANDARD          3           NATIONAL EM              47.00
023100      STANDARD          3           NATIONAL CB              33.80
023100      STANDARD          3           NATIONAL EM              33.80
023204      STANDARD          14          NATIONAL EP              12.66
023218      STANDARD          5           NATIONAL EM              37.20
023369      STANDARD          16          NATIONAL EP              11.57
023371      STANDARD          16          NATIONAL EP              12.97
023371      STANDARD          16          NATIONAL EM              12.97
023552      CERDIP            16          NS-BKK                   82.00
023552      CERDIP            16          NATIONAL SG              23.29
023553      CERDIP            20          NATIONAL SG              34.86
023556      CERDIP            14          NS-BKK                   26.00
023556      CERDIP            14          NATIONAL SG              22.36
023557      CERDIP            14          NATIONAL SG              22.36
023745      STANDARD          68          NATIONAL SG              91.35
023938      STANDARD          20          NATIONAL EP              14.50
023996      STANDARD          16          NATIONAL EP              13.35
023996      STANDARD          16          NATIONAL EM              13.35
024150      STANDARD          16          NATIONAL EM              13.20
024150      STANDARD          16          NATIONAL EP              13.20
024246      STANDARD          14          NATIONAL EP              16.59
024246      STANDARD          14          NATIONAL EM              16.59
024278      STANDARD          20          NATIONAL EM              14.43
024279      STANDARD          20          NATIONAL EP              14.43

024279      STANDARD          20          NATIONAL EM              14.43
024490      CERDIP            28          NS-BKK                   69.00
024571      STANDARD          28          NATIONAL SG              33.00
024625      STANDARD          8           NATIONAL EM               6.50
024626      STANDARD          8           NATIONAL EM               6.50
024626      STANDARD          8           NATIONAL EB               6.50
024629      STANDARD          14          NATIONAL EP               8.53
024629      STANDARD          14          NATIONAL EM               8.53
024631      STANDARD          14          NATIONAL EP               8.90
024631      STANDARD          14          NATIONAL EM               8.90
024644      STANDARD          20          NATIONAL EP              14.43
024645      STANDARD          8           NATIONAL EM               5.63
024646      STANDARD          16          NATIONAL EP               5.92
024664      STANDARD          8           NATIONAL EM               5.63
024664      STANDARD          8           NATIONAL EB               5.63
024738      STANDARD          16          NATIONAL EP              12.82
025533      STANDARD          0           NATIONAL EM               4.45
025533      STANDARD          0           NATIONAL CB               4.45
027408      STANDARD          28          NATIONAL SG              33.00
027445      STANDARD          20          NATIONAL EP              21.30
029218      STANDARD          20          NATIONAL SG              24.13
029220      STANDARD          68          NATIONAL SG              91.35
029309      STANDARD          84          NATIONAL SG             142.90
029522      STANDARD          11          NATIONAL EM              28.50
029964      STANDARD          20          NATIONAL EP              19.17
030955      STANDARD          3           NATIONAL CB              33.80
031492      STANDARD          3           NATIONAL CB               6.04
031964      CERDIP            28          NATIONAL SG              66.21
032151      STANDARD          28          NATIOANL SG              33.00
034424      STANDARD          24          NATIONAL EP              30.50
034455      STANDARD          14          NATIONAL EP              16.50
034463      STANDARD          20          NATIONAL EP              18.55
036235      STANDARD          14          NATIONAL EP              17.02
037235      STANDARD          132         NATIONAL SG             300.00
037237      STANDARD          132         NATIONAL SG             300.00
045160      STANDARD          28          NATIONAL SG              33.00
046928      ADVANCED          100         NATIONAL SG             154.00
047912      CERDIP            16          NATIONAL SG              36.14
047919      CERDIP            20          NATIONAL SG              40.76
048119      STANDARD          14          NATIONAL EP              16.50
048742      CERDIP            14          NATIONAL SG              35.02
049085      STANDARD          20          NATIONAL EP              18.55
049229      STANDARD          3           NATIONAL CB              33.80

049304      STANDARD          84          NATIONAL SG             938.91
049350      STANDARD          20          NATIONAL EP              11.59
049352      STANDARD          20          NATIONAL EP              11.59
049356      STANDARD          20          NATIONAL EP              11.59
049378      STANDARD          14          NATIONAL EP               6.25
049415      STANDARD          14          NATIONAL EP               6.56
049433      STANDARD          16          NATIONAL EP               6.59
049539      STANDARD          48          NATIONAL EP              21.60
050029      CERDIP            32          NS-BKK                  124.00
050066      STANDARD          80          NATIONAL SG             125.00
050802      ETCHED            160         NATIONAL SG           1,000.00
050817      STANDARD          3           NATIONAL EM              33.80
051149      STANDARD          8           NATIONAL EM               8.09
051149      STANDARD          8           NATIONAL EB               8.09
051172      STANDARD          8           NATIONAL EM               5.45
051174      STANDARD          8           NATIONAL EM               5.45
051295      STANDARD          20          NATIONAL EP              16.78
051295      STANDARD          20          NATIONAL EM              16.78
052393      STANDARD          5           NATIONAL EM              37.20
052415      STANDARD          3           NATIONAL EM              33.80
052417      STANDARD          20          NATIONAL EP              17.98
052644      STANDARD          14          NATIONAL EP             106.90
052654      STANDARD          24          NATIONAL EP             181.50
052655      STANDARD          16          NATIONAL EP             106.92
052713      ADVANCED          100         NATIONAL SG             154.00
052718      STANDARD          0           NATIONAL CB               3.60
053086      STANDARD          20          NATIONAL EP               7.54
053242      STANDARD          16          NATIONAL EP               6.90
053243      STANDARD          16          NATIONAL EP               6.90
053244      STANDARD          24          NATIONAL EP              24.32
053362      STANDARD          56          NATIONAL EP              27.92
053530      STANDARD          0           NATIONAL CB               5.45
054086      STANDARD          3           NATIONAL CB              33.80
054196      STANDARD          7           NATIONAL EM              50.99
054197      STANDARD          7           NATIONAL EM              50.99
055545      STANDARD          14          NATIONAL EP              10.48
056744      ADVANCED          160         NATIONAL SG               2.60
056744      STANDARD          160         NATIONAL SG           2,600.00
057698      STANDARD          14          NATIONAL SG              11.90
061418      CERDIP            28          NS-BKK                   69.00
061518      CERDIP            18          NATIONAL SG              30.54
061518      CERDIP            18          NS-BKK                  408.00
061679      CERDIP            24          NATIONAL SG              67.41

061684      CERDIP            24          NS-BKK                   61.00
065303      STANDARD          40          NATIONAL SG              68.10
065305      STANDARD          40          NATIONAL SG              68.10
065337      STANDARD          40          NATIONAL SG              68.10
065339      STANDARD          40          NATIONAL SG              68.10
065347      STANDARD          28          NATIONAL SG              51.60
065351      STANDARD          28          NATIONAL EM              51.60
065351      STANDARD          28          NATIONAL SG              51.60
065355      STANDARD          28          NATIONAL EM              51.60
065355      STANDARD          28          NATIONAL SG              51.60
065708      STANDARD          20          NATIONAL SG              24.13
065709      STANDARD          24          NATIONAL EP              40.00
065713      STANDARD          24          NATIONAL EP              36.00
065715      STANDARD          24          NATIONAL EP              31.85
065723      STANDARD          8           NATIONAL EM               7.03
065725      STANDARD          8           NATIONAL EM               7.03
065725      STANDARD          8           NATIONAL EP               7.03
065771      STANDARD          20          NATIONAL SG              24.13
065835      STANDARD          44          NATIONAL SG              51.95
065881      STANDARD          20          NATIONAL SG              24.13
065883      STANDARD          20          NATIONAL SG              33.00
065885      STANDARD          28          NATIONAL SG              33.00
065889      STANDARD          28          NATIONAL SG              51.95
065893      STANDARD          44          NATIONAL SG              33.00
065899      STANDARD          28          NATIONAL EM              13.06
065921      STANDARD          16          NATIONAL EM              12.40
065933      STANDARD          16          NATIONAL EM              12.40
065955      STANDARD          14          NATIONAL EM              15.43
065959      STANDARD          14          NATIONAL EM              15.43
065965      STANDARD          14          NATIONAL EM              15.43
065973      STANDARD          24          NATIONAL EP              15.94
065973      STANDARD          24          NATIONAL EM              15.94
065975      STANDARD          24          NATIONAL EP              22.05
065975      STANDARD          24          NATIONAL EM              22.05
066001      STANDARD          24          NATIONAL EM              15.94
066001      STANDARD          24          NATIONAL EP              15.94
066023      STANDARD          20          NATIONAL EP              19.17
A10023      CERDIP            16          AMD                     163.00
A10034      CERDIP            22          HAT                     114.00
A10037      CERDIP            20          HYUNDAI                  70.00
A10044      CERDIP            18          PANTRONIX               118.00
A10047      CERDIP            16          AMD                      61.00
A10047      CERDIP            16          HAT                      38.00

A10048      CERDIP            16          HAT                      35.00
A10057      CERDIP            8           ALPHATEC                 76.00
A10058      CERDIP            24          AMD                      98.50
A10097      CERDIP            18          AMD                      95.00
A10099      CERDIP            22          OSE                      43.05
A10099      CERDIP            22          AMD                     270.00
A10107      CERDIP            28          MOTOROLA                133.00
A10111      CERDIP            22          IDT                     114.00
A10115      CERDIP            14          PANTRONIX               111.00
A10119      CERDIP            14          HAT                      37.00
A10128      CERDIP            14          EXAR                    162.00
A10129      CERDIP            14          ANALOG                   36.60
A10130      CERDIP            14          HAT                      62.00
A10134      CERDIP            14          LINEAR TEC              200.00
A10138      CERDIP            14          MOTOROLA                 31.00
A10160      CERDIP            16          AMD                      57.00
A10170      CERDIP            16          BURR-BROWN              117.00
A10171      CERDIP            16          IDT                      94.00
A10171      CERDIP            16          ASE-PNG                 117.00
A10172      CERDIP            16          SPECTRUM                 71.00
A10172      CERDIP            16          EXAR                    168.00
A10178      CERDIP            16          MOTOROLA                 72.00
A10184      CERDIP            18          CYPRESS                 118.00
A10190      CERDIP            18          EXAR                     48.00
A10190      CERDIP            18          EXAR                     48.00
A10191      CERDIP            18          ALPHATEC                408.00
A10196      CERDIP            18          ALPHATEC                408.00
A10198      CERDIP            18          HAT                      83.00
A10204      CERDIP            20          AMD                      41.90
A10204      CERDIP            20          MAXIM                   430.00
A10222      CERDIP            20          IDT                      67.00
A10223      CERDIP            20          HAT                      54.00
A10227      CERDIP            20          ALPHATEC                 67.00
A10228      CERDIP            20          IDT                      95.00
A10230      CERDIP            20          SEEQ                    153.00
A10247      CERDIP            24          KYOCERA                 140.00
A10247      CERDIP            24          ALPHATEC                 78.00
A10247      CERDIP            24          IDT                      87.00
A10258      CERDIP            24          HAT                      93.00
A10262      CERDIP            24          NTK                     200.00
A10271      CERDIP            24          IDT                      79.00
A10279      CERDIP            28          CYPRESS                 205.00
A10280      CERDIP            28          IDT                      73.00

A10280      CERDIP            28          ANAM-MNL                170.00
A10280      CERDIP            32          CYPRESS                 156.00
A10297      CERDIP            32          MACRONIX                123.00
A10298      CERDIP            32          AMD                     126.00
A10308      CERDIP            24          CYPRESS                 101.00
A10311      CERDIP            24          IDT                     134.00
A10337      CERDIP            24          CYPRESS                 136.00
A10340      UNPLIP            24          ANAM-MNL                100.00
A10348      CERDIP            28          IDT                     105.00
A10351      CERDIP            28          MACRONIX                 93.50
A10354      CERDIP            28          ASE-PNG                 231.00
A10359      CERDIP            28          IDT                     205.00
A10359      CERDIP            28          AMD                      90.00
A10362      CERDIP            28          MAXIM                   210.00
A10362      CERDIP            28          MAXIM                   210.00
A10365      CERDIP            28          HAT                      84.00
A10368      CERDIP            28          STM                      66.34
A10368      CERDIP            28          OSE                      69.30
A10378      CERDIP            40          ALPHATEC                412.00
A10385      CERDIP            40          ALPHATEC                158.00
A10389      CERDIP            20          AMD                      75.00
A10390      CERDIP            20          MOTOROLA                 59.00
A10394      CERDIP            24          CYPRESS                 136.00
A10406      CERDIP            24          IDT                     101.00
A10406      CERDIP            24          BROOKTREE               500.00
A10430      CERDIP            18          ANALOG\PMI               59.00
A10457      CERDIP            14          ANALOG\PMI               52.00
A10461      CERDIP            40          ALTERA                  412.00
A10464      CERDIP            20          ANALOG\PMI               83.00
A10465      CERDIP            40          HAT                     200.00
A10472      CERDIP            40          MOTOROLA                185.00
A10474      CERDIP            40          ATMEL                   303.00
A10474      CERDIP            40          HAT                     200.00
A10483      CERDIP            28          HAT                     160.00
A10488      CERDIP            24          ANAM-MNL                 78.00
A10499      CERDIP            28          STM                      67.35
A10505      CERDIP            16          ANALOG/PMI               58.00
A10505      CERDIP            16          ANALOG                   58.00
A10506      CERDIP            14          HAT                      39.00
A10510      CERDIP            14          HAT                      31.00
A10513      CERDIP            18          MOTOROLA                 46.00
A10514      CERDIP            16          MOTOROLA                 40.00
A10542      CERDIP            32          OSE                     149.00

A10544      CERDIP            32          STM                     107.62
A10546      CERDIP            40          ALPHATEC                412.00
A10547      CERDIP            40          MACRONIX                171.00
A10552      CERDIP            16          MOTOROLA                 32.00
A10553      CERDIP            28          MOTOROLA                133.00
A10555      CERDIP            28          STM                      67.53
A10560      CERDIP            14          HAT                      29.14
A10562      CERDIP            16          OSE                     104.00
A10565      CERDIP            40          ALPHATEC                158.00
A10567      CERDIP            24          ATMEL                   136.00
A10569      CERDIP            20          HAT                      73.00
A10570      CERDIP            40          ATMEL                   587.00
A10573      CERDIP            16          ANALOG                  100.00
A10574      CERDIP            14          ANALOG/PMI               50.00
A10576      CERDIP            32          MACRONIX                110.00
A10580      CERDIP            40          AMD                     150.00
A10598      CERDIP            40          TI-SIN                  204.00
A10598      CERDIP            40          ALPHATEC                158.00
A20014      CERDIP            20          MOTOROLA                402.00
A20017      CERDIP            24          CYPRESS                 203.00
A58109      STANDARD          16          STM                      10.20
A58208      STANDARD          14          STM                      10.20
A58209      STANDARD          14          STM                      10.20
A58211      STANDARD          24          CARSEM                    0.00
A58212      STANDARD          16          STM                      10.20
A58213      STANDARD          84          AMD                       0.00
A58215      STANDARD          16          STM                      10.20
A58216      STANDARD          84          AMD                       0.00
A58217      STANDARD          40          HAT                       0.00
A58218      STANDARD          14          HAT                       0.00
A58219      STANDARD          14          HAT                       0.00
A58220      STANDARD          40          HAT                      58.26
A58222      STANDARD          16          AT&T                      0.00
A58225      STANDARD          160         STM                       0.00
A58230      STANDARD          8           STM                       6.60
A58232      STANDARD          14          STM                       8.10
A58233      STANDARD          14          STM                       8.10
A58234      STANDARD          52          STM                      47.56
A58236      STANDARD          22          ALLEGRO                  35.00
A58239      ETCHED            208         ASE-TWN                 625.00
A58239      STANDARD          208         ASE-TWN                 625.00
A58240      STANDARD          8           ASE-TWN                  31.00
A58243      ADVANCED          64          INTEL                    73.50

A58243      STANDARD          64          INTEL                    73.50
A58244      STANDARD          8           ASE-TWN                   0.00
A58249      STANDARD          16          MOTOROLA                 20.34
A58253      STANDARD          68          INTEL                     0.00
A58257      STANDARD          8           NS-BKK                    8.60
A58262      STANDARD          44          INTEL                     0.00
A58285      STANDARD          40          INTEL                    61.50
A58287      STANDARD          44          INTEL                    48.50
A58289      STANDARD          52          INTEL                    79.00
A58292      STANDARD          52          INTEL                    79.00
A58363      STANDARD          8           NS-BKK                    8.43
A58366      STANDARD          8           NS-BKK                    7.93
A58368      STANDARD          8           NS-BKK                    6.50
A58369      STANDARD          8           NS-BKK                    8.00
A58370      STANDARD          8           NS-BKK                    6.50
A58374      STANDARD          28          NS-BKK                   51.60
A58375      STANDARD          28          NS-BKK                   49.02
A58376      STANDARD          28          NS-BKK                   51.00
A58378      STANDARD          18          NS-BKK                   24.20
A58379      STANDARD          18          NS-BKK                   23.60
A58381      STANDARD          18          NS-BKK                   23.60
A58382      STANDARD          8           NS-BKK                    7.48
A58383      STANDARD          8           NS-BKK                    7.48
A58386      STANDARD          8           NS-BKK                    7.70
A58387      STANDARD          8           NS-BKK                    7.48
A58388      STANDARD          8           NS-BKK                    7.70
A58389      STANDARD          8           NS-BKK                    7.48
A58394      STANDARD          68          AT&T                     77.00
A58387      STANDARD          144         IPAC                      0.00
A58398      STANDARD          16          MOTOROLA                 11.52
A58398      STANDARD          16          MOTOROLA                 11.52
A58410      STANDARD          0           CARSEM                    7.60
A58420      STANDARD          52          MOTOROLA                 52.50
A58430      STANDARD          52          INTEL                    79.00
A58431      STANDARD          6           DELCO                    45.08
A58432      STANDARD          9           DELCO                    64.00
A58433      STANDARD          24          DELCO                    43.30
A58434      STANDARD          28          DELCO                    49.20
A58436      STANDARD          14          AMT                      11.91
A58438      STANDARD          28          NS-BKK                   46.50
A58451      STANDARD          6           MOTOROLA                 12.30
A58458      STANDARD          14          AMT                       8.85
A58460      STANDARD          2           HP-PNG                    5.40

A58466      STANDARD          16          MOTOROLA                 11.52
A58466      STANDARD          16          MOTOROLA                 11.52
A58466      STANDARD          16          MOTOROLA                 11.52
A58466      STANDARD          16          MOTOROLA                 11.52
A58467      ETCHED            4           IBM                       0.00
A58473      ADVANCED          40          DELCO                    54.00
A58492      STANDARD          64          CARSEM                   85.00
A58499      STANDARD          20          PHILIPS                   9.52
A58500      STANDARD          16          ASE-PNG                  60.00
A58502      STANDARD          10          ROHM                     34.00
A58502      STANDARD          10          ROHM                     34.00
A58505      STANDARD          8           HANA                      8.25
A58508      STANDARD          28          ANAM-MNL                 16.56
A58509      STANDARD          28          ANAM-MNL                 16.56
A58510      STANDARD          0           ALLEGRO                   6.36
A58517      STANDARD          8           HANA                      8.50
A58518      STANDARD          8           HANA                      7.40
A58522      STANDARD          42          STM                      49.22
A58533      STANDARD          8           NS-BKK                    7.50
A58556      STANDARD          16          STM                      10.20
A58558      STANDARD          16          STM                      10.20
A58569      STANDARD          8           HANA                      8.25
A58579      ADVANCED          40          DELCO                    54.00
A58581      ADVANCED          40          DELCO                    54.00
A58582      ADVANCED          40          DELCO                    54.00
A58585      ADVANCED          68          DELCO                    92.20
A58589      STANDARD          32          AMD                      60.50
A58590      STANDARD          32          AMD                      61.00
A58594      STANDARD          42          STM                      49.22
A58596      STANDARD          42          STM                      49.22
A58597      STANDARD          42          STM                      49.22
A58598      STANDARD          42          STM                      49.46
A58599      STANDARD          42          STM                      49.60
A58604      STANDARD          8           MOTOROLA                  8.44
A58608      STANDARD          4           MOTOROLA                 82.09
A58612      ADVANCED          40          DELCO                    65.00
A58613      STANDARD          32          AMD                      42.50
A58618      STANDARD          52          ANAM-KOREA               49.14
A58618      STANDARD          52          ANAM-KOREA               49.14
A58620      STANDARD          160         STM                       0.00
A58622      STANDARD          208         STM                       0.00
A58627      STANDARD          20          ZILOG                    18.18
A58645      STANDARD          132         INTEL                   281.00

A58645      ADVANCED          132         INTEL                   140.50
A58650      STANDARD          32          HANA                    275.81
A58652      STANDARD          20          AMD                      33.50
A58664      STANDARD          14          AMT                       8.85
A58666      STANDARD          48          SIEMENS                  57.50
A58683      STANDARD          20          ASE-PNG                  20.20
A58688      STANDARD          16          MOTOROLA                  6.40
A58688      STANDARD          16          MOTOROLA                  6.40
A58691      STANDARD          20          MOTOROLA                  9.50
A58691      STANDARD          20          MOTOROLA                 11.15
A58691      STANDARD          20          MOTOROLA                  9.50
A58691      STANDARD          20          MOTOROLA                 11.15
A58724      STANDARD          24          PHILIPS                  70.62
A58738      STANDARD          20          IDT                      18.00
A58760      STANDARD          8           OMEDATA                   8.00
A58781      STANDARD          84          ROCKWELL                190.00
A58789      STANDARD          28          DELCO                    38.00
A58789      ADVANCED          28          DELCO                    38.00
A58792      STANDARD          28          DELCO                    39.00
A58810      STANDARD          2           HP-PNG                    4.30
A58812      STANDARD          24          CARSEM                   25.00
A58816      STANDARD          8           ANALOG                    7.40
A58817      STANDARD          8           ANALOG                    7.40
A58822      STANDARD          8           HAT                       8.20
A58835      STANDARD          28          AMD                      50.00
A58844      STANDARD          20          ASE-PNG                  20.20
A58849      STANDARD          28          CARSEM                   23.65
A58865      STANDARD          6           MOTOROLA                 15.76
A58866      STANDARD          6           MOTOROLA                 15.76
A58876      STANDARD          16          MOTOROLA                  6.93
A58877      STANDARD          16          MOTOROLA                  6.89
A58877      STANDARD          16          MOTOROLA                  6.89
A58883      ADVANCED          144         AMT                     402.83
A58886      STANDARD          20          STM                      11.45
A58887      STANDARD          20          STM                      11.45
A58902      STANDARD          16          CARSEM                   11.00
A58919      STANDARD          8           HANA                      7.55
A58919      STANDARD          8           HANA                      0.00
A58940      STANDARD          42          MOTOROLA                 56.49
A58940      STANDARD          42          MOTOROLA                 56.49
A58944      STANDARD          16          DELCO-SIN                16.80
A58976      STANDARD          32          AMD                       0.00
A58984      STANDARD          11          HP-PNG                   32.00

A58990      STANDARD          132         INTEL                   368.00
A58990      ADVANCED          132         INTEL                   368.00
A59015      STANDARD          28          STM                      32.04
A59025      STANDARD          160         CAESAR                  390.00
A59035      STANDARD          52          MOTOROLA                 59.28
A59035      STANDARD          52          MOTOROLA                 59.28
A59036      STANDARD          52          MOTOROLA                 59.61
A59045      STANDARD          100         INTEL                   188.00
A59063      STANDARD          20          HITACHI                  17.95
A59066      STANDARD          10          HANA                     34.00
A59111      STANDARD          28          STM                      32.00
A59122      STANDARD          20          MOTOROLA                 13.00
A59122      STANDARD          20          MOTOROLA                 13.38
A59122      STANDARD          20          MOTOROLA                 13.38
A59123      STANDARD          20          MOTOROLA                 13.00
A59126      STANDARD          14          HITACHI                  10.36
A59127      STANDARD          52          INTEL                    79.00
A59137      STANDARD          16          MOTOROLA                 13.49
A59138      STANDARD          16          MOTOROLA                 13.49
A59138      STANDARD          16          MOTOROLA                 13.49
A59139      STANDARD          16          MOTOROLA                 13.00
A59139      STANDARD          16          MOTOROLA                 13.00
A59141      STANDARD          20          ANAM-MNL                 10.43
A59143      STANDARD          28          ANAM-MNL                 13.83
A59144      STANDARD          24          ANAM-MNL                 14.13
A59147      STANDARD          20          ANAM-MNL                 10.73
A59148      STANDARD          24          ANAM-MNL                 14.13
A59149      STANDARD          28          ANAM-MNL                 13.83
A59152      STANDARD          24          ANAM-MNL                 14.13
A59156      STANDARD          64          AMT                     114.65
A59160      STANDARD          44          MOTOROLA                 45.55
A59161      STANDARD          44          MOTOROLA                 45.75
A59164      STANDARD          28          MOTOROLA                 23.71
A59166      STANDARD          28          MOTOROLA                 22.90
A59168      STANDARD          100         INTEL                   188.00
A59170      STANDARD          14          MOTOROLA                  6.08
A59170      STANDARD          14          MOTOROLA                  6.08
A59170      STANDARD          14          MOTOROLA                  6.08
A59170      STANDARD          14          MOTOROLA                  6.08
A59178      STANDARD          16          ANAM-MNL                 11.03
A59179      STANDARD          16          ANAM-MNL                 11.03
A59180      STANDARD          16          ANAM-MNL                 11.03
A59181      STANDARD          16          ANAM-MNL                 11.03

A59187      STANDARD          28          ANAM-KOREA               17.05
A59189      STANDARD          24          AMT                      20.46
A59206      STANDARD          42          MOTOROLA                 65.48
A59207      STANDARD          42          MOTOROLA                 64.00
A59207      STANDARD          42          MOTOROLA                 64.00
A59216      ADVANCED          52          DELCO                    51.90
A59218      ADVANCED          52          DELCO                    69.80
A59219      STANDARD          52          DELCO                    69.80
A59221      STANDARD          88          MOTOROLA                188.00
A59236      STANDARD          8           CARSEM                    8.27
A59237      STANDARD          8           CARSEM                    8.27
A59242      STANDARD          8           OMEDATA                   9.00
A59263      STANDARD          18          HAT                      24.97
A59279      STANDARD          16          ASE-PNG                  14.50
A59281      STANDARD          16          ASE-PNG                  12.60
A59283      STANDARD          68          AMD                      88.00
A59287      STANDARD          16          HAT                      11.05
A59288      STANDARD          14          HAT                      11.02
A59306      STANDARD          0           TEMIC                    14.61
A59313      STANDARD          18          HAT                      27.61
A59317      STANDARD          44          MOTOROLA                 43.50
A59318      STANDARD          28          MOTOROLA                 33.23
A59319      STANDARD          28          MOTOROLA                 32.48
A59319      STANDARD          28          MOTOROLA                 32.48
A59319      STANDARD          28          MOTOROLA                 32.48
A59320      STANDARD          28          MOTOROLA                 33.08
A59320      STANDARD          28          MOTOROLA                 33.08
A59321      STANDARD          40          MOTOROLA                 48.38
A59327      STANDARD          52          STM                      47.56
A59374      STANDARD          28          MOTOROLA                 23.07
A59380      STANDARD          20          MOTOROLA                 11.88
A59380      STANDARD          20          MOTOROLA                 13.19
A59381      STANDARD          20          MOTOROLA                 11.88
A59381      STANDARD          20          MOTOROLA                 13.19
A59397      STANDARD          14          HAT                      12.10
A59409      STANDARD          14          HAT                      12.00
A59423      STANDARD          8           ASE-TWN                   7.90
A59435      STANDARD          4           MOTOROLA                 82.09
A59444      STANDARD          28          AMD                      61.00
A59445      STANDARD          28          AMD                      55.00
A59481      STANDARD          28          MOTOROLA                 23.14
A59482      STANDARD          28          MOTOROLA                 22.99
A59502      STANDARD          24          AMD                      44.75

A59507      STANDARD          20          AMD                      23.90
A59512      STANDARD          14          MOTOROLA                  6.80
A59512      STANDARD          14          MOTOROLA                  6.80
A59513      STANDARD          14          MOTOROLA                  6.82
A59513      STANDARD          14          MOTOROLA                  6.14
A59514      STANDARD          8           MOTOROLA                  5.52
A59514      STANDARD          8           MOTOROLA                  5.52
A59514      STANDARD          8           MOTOROLA                  4.98
A59515      STANDARD          8           MOTOROLA                  5.57
A59525      STANDARD          40          INTEL                    61.50
A59548      STANDARD          13          HP-PNG                   76.70
A59553      STANDARD          16          HYUNDAI                  14.50
A59554      STANDARD          20          AMD                      17.00
A59555      STANDARD          8           HAT                       7.13
A59556      STANDARD          8           HAT                       7.14
A59557      STANDARD          16          HAT                      14.29
A59565      STANDARD          24          HAT                      22.20
A59572      STANDARD          32          AMD                     259.10
A59572      ETCHED            32          AMD                     259.10
A59581      STANDARD          68          AMD                     130.00
A59584      STANDARD          24          AMD                      22.25
A59585      STANDARD          24          AMD                      44.45
A59605      STANDARD          16          MOTOROLA                 20.34
A59606      STANDARD          16          MOTOROLA                 17.00
A59614      STANDARD          44          MOTOROLA                 43.50
A59616      STANDARD          44          MOTOROLA                 43.40
A59641      STANDARD          28          HAT                      25.42
A59643      STANDARD          28          HAT                      26.04
A59644      STANDARD          24          HAT                      21.63
A59645      STANDARD          24          HAT                      22.20
A59647      STANDARD          18          CARSEM                   14.80
A59649      STANDARD          17          ASE-TWN                  13.00
A59652      STANDARD          16          MOTOROLA                 12.62
A59652      STANDARD          16          MOTOROLA                 12.62
A59652      STANDARD          16          MOTOROLA                 12.62
A59653      STANDARD          16          MOTOROLA                 84.00
A59654      STANDARD          16          MOTOROLA                 12.62
A59654      STANDARD          16          MOTOROLA                 12.62
A59654      STANDARD          16          MOTOROLA                 12.62
A59686      STANDARD          40          MOTOROLA                 48.19
A59687      STANDARD          14          MOTOROLA                 11.49
A59687      STANDARD          14          MOTOROLA                 11.49
A59687      STANDARD          14          MOTOROLA                 11.49

A59732      STANDARD          68          AMD                      80.00
A59746      STANDARD          2           HP-PNG                   16.08
A59751      STANDARD          40          MOTOROLA                 48.96
A59752      STANDARD          40          MOTOROLA                 53.11
A59754      STANDARD          40          MOTOROLA                 49.11
A59754      STANDARD          40          MOTOROLA                 49.11
A59754      STANDARD          40          MOTOROLA                 49.11
A59754      STANDARD          40          MOTOROLA                 53.11
A59798      STANDARD          20          HAT                      22.20
A59812      STANDARD          11          HP-PNG                   38.50
A59814      STANDARD          14          HYUNDAI                  19.79
A59821      STANDARD          0           MOTOROLA                 12.23
A59821      STANDARD          0           MOTOROLA                 12.23
A59834      STANDARD          14          HAT                      17.66
A59846      STANDARD          18          MOTOROLA                 16.85
A59846      STANDARD          18          MOTOROLA                 16.85
A59857      STANDARD          40          MOTOROLA                 47.90
A59886      STANDARD          24          MOTOROLA                 28.44
A59887      STANDARD          24          MOTOROLA                 28.37
A59888      STANDARD          24          MOTOROLA                 28.31
A59923      STANDARD          14          MOTOROLA                 11.49
A59923      STANDARD          14          MOTOROLA                 11.49
A59923      STANDARD          14          MOTOROLA                 11.49
A59923      STANDARD          14          MOTOROLA                 11.49
A59924      STANDARD          14          MOTOROLA                 11.49
A59924      STANDARD          14          MOTOROLA                 11.49
A59969      STANDARD          16          CARSEM                   19.11
A59971      STANDARD          14          MOTOROLA                 14.67
A59971      STANDARD          14          MOTOROLA                 14.67
A59972      STANDARD          16          MOTOROLA                 20.34
A59972      STANDARD          16          MOTOROLA                 11.52
A59972      STANDARD          16          MOTOROLA                 11.52
A59972      STANDARD          16          MOTOROLA                 11.52
A59979      STANDARD          28          MOTOROLA                 41.37
A61066      STANDARD          16          DELCO-SIN                14.40
A61109      STANDARD          40          HAT                      58.26
B58238      STANDARD          20          STM                      11.45
B58255      STANDARD          20          STM                      11.45
B58287      STANDARD          44          INTEL                    48.50
B58391      ETCHED            208         IPAC                    625.00
B58391      STANDARD          208         IPAC                    615.00
B58399      STANDARD          40          INTEL                    61.50
B58414      STANDARD          32          INTEL                    37.50

B58416      STANDARD          14          STM                       8.10
B58424      STANDARD          20          STM                      11.45
B58548      STANDARD          28          MOTOROLA                 29.16
B58549      STANDARD          28          MOTOROLA                 29.16
B58553      STANDARD          16          STM                      10.20
B58557      STANDARD          16          STM                      10.20
B58569      STANDARD          8           OMEDATA                   7.25
B58583      STANDARD          14          STM                      10.20
B58618      STANDARD          52          AME                      45.60
B58645      STANDARD          132         INTEL                   281.00
B58660      STANDARD          100         IPAC                    115.00
B58692      STANDARD          20          NS-BKK                   17.20
B58709      STANDARD          8           STM                       6.60
B58772      STANDARD          16          STM                       8.10
B58775      STANDARD          8           STM                       6.60
B58776      STANDARD          14          STM                       8.10
B58777      STANDARD          14          STM                       8.10
B58779      STANDARD          8           AMT                       7.16
B58795      STANDARD          2           HP-PNG                    5.40
B58829      STANDARD          8           MOTOROLA                  5.50
B58829      STANDARD          8           MOTOROLA                  5.50
B58849      STANDARD          28          ASE-PNG                  24.70
B58934      STANDARD          44          INTEL                    48.50
B58958      STANDARD          20          ALLEGRO                  21.34
B58981      STANDARD          8           CARSEM                    6.99
B59023      STANDARD          24          INTEL                    37.50
B59127      STANDARD          52          INTEL                    79.00
B59157      STANDARD          48          EURATEC                  96.50
B59198      STANDARD          68          MOTOROLA                 78.88
B59214      STANDARD          20          AT&T                     24.96
B59231      STANDARD          14          PHILIPS                  11.54
B59237      STANDARD          8           OMEDATA                   9.00
B59242      STANDARD          8           CARSEM                    8.27
B59284      STANDARD          28          INTEL                    39.90
B59335      STANDARD          16          AT&T                     17.58
B59335      STANDARD          16          AT&T                     17.58
B59361      STANDARD          84          AMD                     160.00
B59369      STANDARD          20          PHILIPS                   9.23
B59460      STANDARD          24          SIGNETICS                11.53
B59504      STANDARD          16          AMT                      11.91
B59510      STANDARD          32          INTEL                    37.50
B59512      STANDARD          14          MOTOROLA                 10.10
B59641      STANDARD          28          AMT                      24.51

B59643      STANDARD          28          AMT                      24.51
B59647      STANDARD          18          UNISEM                   15.00
B59706      STANDARD          20          AMT                      16.93
B59763      STANDARD          14          HAT                      15.40
B59801      STANDARD          20          ASE-PNG                  20.60
B59957      STANDARD          17          ANALOG                   21.36
B59960      STANDARD          17          MAXIM                    50.00
B61011      STANDARD          16          ANALOG                   28.85
B61049      STANDARD          24          HAT                      39.00
B61290      STANDARD          8           HAT                       8.75
B61531      STANDARD          16          DELCO-SIN                12.50
B61549      STANDARD          16          OMEDATA                  16.80
C58632      STANDARD          28          STM                      54.96
C58672      STANDARD          8           NS-BKK                    8.60
C58692      STANDARD          20          ASE-PNG                  20.00
C58796      STANDARD          4           HP-PNG                   15.40
C58849      STANDARD          28          ALPHATEC                 24.70
C58902      STANDARD          16          NS-BKK                   11.00
C58958      STANDARD          20          ASE-TWN                  18.75
C58959      STANDARD          20          ALLEGRO                  20.00
C58972      STANDARD          16          ALLEGRO                  14.52
C59005      STANDARD          32          INTEL                    39.50
C59406      STANDARD          20          PHILIPS                   8.31
C59430      STANDARD          24          PHILIPS                  11.53
C59455      STANDARD          20          PHILIPS                   9.23
C59460      STANDARD          24          PHILIPS                  11.53
C59463      STANDARD          20          PHILIPS                   8.31
C59466      STANDARD          14          PHILIPS                   5.80
C59611      STANDARD          40          SIGNETICS                50.85
C59806      STANDARD          24          AMT                      20.46
C61086      STANDARD          28          ASE-TWN                  32.00
C61134      STANDARD          16          ALLEGRO                  13.72
C61225      STANDARD          8           ALLEGRO                   8.55
C61481      STANDARD          8           ANALOG                   14.50
C61651      STANDARD          24          HAT                      35.98
D58937      STANDARD          208         CAESAR                  600.00
D59649      STANDARD          16          OMEDATA                  16.80
D59763      STANDARD          14          MORE POWER               16.00
D59843      STANDARD          14          OMEDATA                  14.80
D59969      STANDARD          16          ANAM-MNL                 16.45
D61086      STANDARD          28          CEI                      39.25
D61125      STANDARD          40          HAT                      67.32
D61177      STANDARD          20          HAT                      19.29

D61178      STANDARD          20          HAT                      19.09
D61299      STANDARD          40          ZILOG                    54.58
E58880      STANDARD          208         KULICKE               1,000.00
E59242      STANDARD          8           ASE-TWN                   7.90
E59242      STANDARD          8           ASE-TWN                   7.90
E59423      STANDARD          8           AMT                       7.62
E61002      STANDARD          18          ALLEGRO                  17.09
E61326      STANDARD          14          ANALOG                   20.00
E61590      STANDARD          14          PACIFIC                  20.69
F58584      STANDARD          64          MOTOROLA                 86.50
F59242      STANDARD          8           ASE-PNG                   7.90
F59730      STANDARD          28          HANA                    514.00
F59920      STANDARD          17          CARSEM                   15.33
F61029      STANDARD          24          AME                      15.10
F61195      STANDARD          8           AT&T                     17.50
F61226      STANDARD          8           AMT                       7.62
F61300      STANDARD          40          HAT                      67.32
F61559      STANDARD          16          HAT                      14.12
G59842      STANDARD          14          AMT                      11.91
G59985      STANDARD          16          AMT                      11.48
G61021      STANDARD          8           OMEDATA                   9.00
G61159      STANDARD          16          ANALOG                   15.70
G61237      STANDARD          16          PACIFIC                  21.19
G61316      STANDARD          17          ASE-TWN                  12.80
G61531      STANDARD          16          HAT                      12.38
G61557      STANDARD          17          HAT                      13.86
H61068      STANDARD          16          AMT                      11.48
H61343      STANDARD          14          HAT                      11.92
I4360TO     ADVANCED          0           SPECTRONIC                1.20
I59237      STANDARD          8           UNISEM                    8.80
I61317      STANDARD          24          OMEDATA                  34.35
I61575      STANDARD          14          OMEDATA                  14.80
I61578      STANDARD          14          HAT                      14.10
J61434      STANDARD          14          hat                      12.12
L61278      STANDARD          40          CARSEM                   58.69
L61317      STANDARD          24          AMT                      35.00
M61159      STANARD           16          AMT                      11.40
M61299      STANDARD          40          ASE-TWN                  55.00
M61434      STANDARD          14          ASE-PNG                  11.50
M61530      STANDARD          16          HAT                      12.56
M61530      STANDARD          16          AMT                      11.91
R61231      STANDARD          24          ANALOG                   43.00
T61481      STANDARD          8           PACIFIC                  12.70

U61487      STANDARD          24          ANALOG                   40.00
X61231      STANDARD          24          BURR-BROWN              350.00
Z58239      STANDARD          208         ASE-TWN                 390.00
Z58241      STANDARD          8           CARSEM                    3.80
Z58358      STANDARD          20          NS-BKK                    9.00
Z58369      STANDARD          8           NS-BKK                    4.00
Z58372      STANDARD          28          NS-BKK                   27.00
Z58387      STANDARD          8           NS-BKK                    4.00
Z58548      STANDARD          20          MOTOROLA                 17.50
Z58553      STANDARD          16          STM                       5.35
Z58557      STANDARD          16          STM                       5.35
Z58558      STANDARD          16          STM                       5.35
Z58583      STANDARD          14          STM                       5.35
Z58810      STANDARD          2           HP-PNG                    2.00
Z59170      STANDARD          14          MOTOROLA                  3.50
Z59206      STANDARD          42          MOTOROLA                 30.00
Z59237      STANDARD          8           CARSEM                    5.00
Z59320      STANDARD          28          MOTOROLA                 15.00
Z59320      STANDARD          28          MOTOROLA                 15.00
Z59423      STANDARD          8           AMT                       6.10
Z59430      STANDARD          24          PHILIPS                   4.00
Z59455      STANDARD          20          SIGNETICS                 4.50
Z59463      STANDARD          20          NS-BKK                    4.30
Z59466      STANDARD          14          PHILIPS                   3.50
Z59466      STANDARD          14          NS-BKK                    2.90
Z59482      STANDARD          28          MOTOROLA                 11.00
Z59482      STANDARD          28          MOTOROLA                 11.00
Z61050      STANDARD          22          UNISEM                   24.00
Z61278      STANDARD          40          CARSEM                   29.35
\A/194      CERDIP            0           DULIN                     0.00
\A/42       CERDIP            0           DULIN                     0.00
\A/702      CERDIP            0           DULIN                     0.00